GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, M.D. Alazraki, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York, a New York corporation, do hereby constitute and appoint R.G. Schultz and J.H. Van Harmelen, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company of New York on Form N-4 (relating to the new variable annuity contract to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of     April  , 2013.

/s/M.D. Alazraki
M.D. Alazraki
Member, Board of Directors
Great-West Life & Annuity Insurance Company of New York

Witness:

/s/Laura Stark
Name: Laura Stark

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, J.L. Bernbach, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York, a New York corporation, do hereby constitute and appoint R.G. Schultz and J.H. Van Harmelen, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company of New York on Form N-4 (relating to the new variable annuity contract to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of   May  , 2013.

/s/John L. Bernbach
J.L. Bernbach
Member, Board of Directors
Great-West Life & Annuity Insurance Company of New York

Witness:

/s/Deborah A. Brown
Name: Deborah A. Brown

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, A. Desmarais, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York, a New York corporation, do hereby constitute and appoint R.G. Schultz and J.H. Van Harmelen, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company of New York on Form N-4 (relating to the new variable annuity contract to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of     April  , 2013.

/s/André Desmarais
A. Desmarais
Member, Board of Directors
Great-West Life & Annuity Insurance Company of New York

Witness:

/s/R.G. Schultz
Name: Richard G. Schultz

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, P. Desmarais, Jr., a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York, a New York corporation, do hereby constitute and appoint R.G. Schultz and J.H. Van Harmelen, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company of New York on Form N-4 (relating to the new variable annuity contract to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of     April  , 2013.

/s/Paul Desmarais Jr.
P. Desmarais, Jr.
Member, Board of Directors
Great-West Life & Annuity Insurance Company of New York

Witness:

/s/Diane Hawley
Name: Diane Hawley

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, S.Z. Katz, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York, a New York corporation, do hereby constitute and appoint R.G. Schultz and J.H. Van Harmelen, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company of New York on Form N-4 (relating to the new variable annuity contract to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of     April  , 2013.

/s/S.Z. Katz
S.Z. Katz
Member, Board of Directors
Great-West Life & Annuity Insurance Company of New York

Witness:

/s/Cathleen Haramis
Name: Cathleen Haramis

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, R.L. McFeetors, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York, a New York corporation, do hereby constitute and appoint R.G. Schultz and J.H. Van Harmelen, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company of New York on Form N-4 (relating to the new variable annuity contract to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of     April  , 2013.

/s/R.L. McFeetors
R.L. McFeetors
Member, Board of Directors
Great-West Life & Annuity Insurance Company of New York

Witness:

/s/Darlene Boutet
Name:	Darlene Boutet
Executive Assistant

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, R.J. Orr, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York, a New York corporation, do hereby constitute and appoint R.G. Schultz and J.H. Van Harmelen, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company of New York on Form N-4 (relating to the new variable annuity contract to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of     April  , 2013.

/s/Jeffrey Orr
R.J. Orr
Member, Board of Directors
Great-West Life & Annuity Insurance Company of New York

Witness:

/s/Marie Selye
Name: Marie Selye

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, B.E. Walsh, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York, a New York corporation, do hereby constitute and appoint R.G. Schultz and J.H. Van Harmelen, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company of New York on Form N-4 (relating to the new variable annuity contract to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of     April  , 2013.

/s/B.E. Walsh
B.E. Walsh
Member, Board of Directors
Great-West Life & Annuity Insurance Company of New York

Witness:

/s/Priscilla A. Silverman
Name: Priscilla A. Silverman